Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OMB APPROVAL
OMB Number: 3235-0060
Expires: March 31, 2003
Estimated average burden
hours per response: 1.25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) AUGUST 14, 2002

ADOLPH COORS COMPANY

(Exact name of registrant as specified in its charter)

Colorado	0-8251	84-0178360
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

311 Tenth Street
Golden, Colorado		80401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 279-6565

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1 Certification of Chief Executive Officer
EX-99.2 Certification of Chief Financial Officer

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibits are being filed herewith:

(99.1) Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 14, 2002.

(99.2) Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings, dated August 14, 2002.

Item 9. Regulation FD Disclosure

On August 14, 2002, W. Leo Kiely and Timothy V. Wolf, the principal executive officer and principal financial officer of Adolph Coors Company (the “Registrant”), respectively, each delivered to the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to filings of the Registrant under the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Securities and Exchange Commission Order No. 4-460 requiring the submission of sworn statements pursuant to Section 21(a)(1) of the Exchange Act. The Registrant is filing copies of such statements as Exhibits 99.1 and 99.2 hereto.

Also, on August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission (the “Commission”). In connection with the filing of the Form 10-Q, the Registrant has provided to the Commission the certification below as required by 18 U.S.C. Section 1350 as created by Section 906 of the Sarbanes-Oxley Act of 2002. The text of the certification appears below and a copy of the certification appears on the Registrant’s website at www.coors.com.

(TEXT ONLY OF FORM OF CERTIFICATION)

Written Statement of Chief Executive Officer and Chief Financial Officer
Furnished Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

     The undersigned, the Chief Executive Officer and the Chief Financial Officer of Adolph Coors Company (the “Company”) respectively, each hereby certifies that to his knowledge on the date hereof:

(a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Leo Kiely

W. Leo Kiely III Chief Executive Officer August 14, 2002

/s/ Timothy V. Wolf

Timothy V. Wolf Chief Financial Officer August 14, 2002

The foregoing certification is being furnished solely to accompany the Form 10-Q pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOLPH COORS COMPANY

(Registrant)

Date August 14, 2002	/s/ ANNITA M. MENOGAN

(Annita M. Menogan, Secretary)

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings, dated August 14, 2002.

99.2	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act